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                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 1

                         TO LOAN AND SECURITY AGREEMENT


         Amendment No. 1 dated August 18, 2000 to Loan and Security Agreement dated September 30, 1999 among BankBoston, N.A. as agent, BankBoston, N.A., Liberty Bank ("Liberty") and Silverleaf Resorts, Inc. ("Silverleaf).

                              PRELIMINARY STATEMENT

         BankBoston, N.A. as agent, BankBoston, N.A., Liberty and Silverleaf entered into a Loan and Security Agreement dated September 30, 1999 (the "Loan and Security Agreement").

         BankBoston, N.A. as agent and as Lender has assigned to Sovereign Bank all of BankBoston, N.A.'s interest as agent and as Lender under the Loan and Security Agreement and all other Loan Documents, and Sovereign Bank as agent and as Lender has agreed to assume all of the rights and obligations of BankBoston, N.A. as agent and as Lender under the Loan and Security Agreement and all other Loan Documents.

         Borrower has requested that the Lenders increase the amount of the Total Commitment and make other amendments to the Loan and Security Agreement, and the Lenders have agreed on the terms and conditions set forth herein.

                                    AGREEMENT

         IT IS THEREFORE AGREED AS FOLLOWS:

         1. Except that Sovereign Bank as agent for itself and various other lenders shall be hereafter referred to as "Agent" and Sovereign Bank individually shall hereafter be referred to as "Lender", capitalized terms used herein shall have the meanings provided in the Loan and Security Agreement unless otherwise defined herein.

         2. Each of the Lenders and the Borrower hereby consents to (1) the assignment by BankBoston, N.A., as agent for itself and various other lenders, to Sovereign Bank, as agent for itself and various other lenders, of all of the rights and obligations of Agent under the Loan and Security Agreement and all other Loan Documents, and (2) the assignment by BankBoston, N.A. to Sovereign Bank of BankBoston, N.A.'s Individual Commitment and the rights and obligations of BankBoston, N.A. in connection therewith. Sovereign Bank individually and as agent for itself and various other lenders hereby accepts such assignments and agrees to be bound by the terms of the Loan and Security Agreement and the Loan Documents.

         3. Simultaneously with the execution of this Agreement Borrower is executing and delivering to Sovereign Bank a Promissory Note in the original principal amount of



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$25,000,000 (the "$25,000,000 Sovereign Note"). The $25,000,000 Sovereign Note
shall be issued in substitution for the $15,000,000 BankBoston Note.

         4. Simultaneously with the execution of this Agreement, Borrower is executing and delivering to Liberty a Promissory Note Modification Agreement (the "Liberty Note Modification Agreement").

         5. The term "Maturity Date" shall mean August 18, 2005.

         6. The term "Notes" shall include the $25,000,000 Sovereign Note and the $15,000,000 Liberty Note, as modified by the Liberty Note Modification Agreement and all references in the Loan and Security Agreement and other Loan Documents to the Notes and all security for the Notes shall be deemed references to and security for the $25,000,000 Sovereign Note and the $15,000,000 Liberty Note as modified by the Liberty Note Modification Agreement.

         7. The Term "Total Commitment" shall mean the aggregate of each Lender's Individual Commitments, which shall equal $40,000,000.

         8. Schedule 1 to the Loan and Security Agreement is hereby deleted and
Schedule 1 attached hereto is substituted therefor.

         9. The Borrowing Base Certificate attached to the Loan and Security Agreement as Exhibit 1.6 is hereby deleted and Exhibit 1.6 attached hereto is substituted therefor.

         10. Section 2.6 of the Loan and Security Agreement is hereby deleted and the following substituted therefor:

             2.6 Borrowing Base Certificates. The Borrower shall submit to the Agent and each Lender a Borrowing Base Certificate (a) from time to time as requested by the Agent; (b) simultaneously with each request for an advance on the Loans, (c) simultaneously with any request for a release of Collateral, and (d) weekly while any amounts are outstanding on the Loans. All Borrowing Base Certificates shall be accompanied by summary aging reports acceptable to the Agent. Any Borrowing Base Certificate delivered during the first week of a month shall be accompanied by a trial balance of the Consumer Loan Collateral acceptable to the Agent.

         11. The Borrower shall pay to the Agent on behalf of the lenders a commitment fee (the "Commitment Fee") in the amount of $100,000 at the execution of this Amendment. The Commitment Fee is non-refundable and is deemed to be earned in full by the Agent and the Lenders as of the date hereof, even if the full amount of the Loans shall not be advanced.

         12. Section 2.12 of the Loan and Security Agreement is hereby deleted and the following substituted therefor:



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             2.12 Availability Fee. If at any time after the date hereof through the end of the Borrowing Period, the Receivables Loan Amount shall be less than $15,000,000, then the Borrower shall pay to the Agent for the pro-rata benefit of the Lenders an availability fee (the "Availability Fee") in the amount of (a)(i) $15,000,000, less (ii) the Receivables Loan Amount, but in any event no less than zero, times (b) one percent (1.0%) per annum. The Agent shall calculate the Availability Fee semi-annually as of the end of each six month period based on the average Receivables Loan Amount for the six months then ended, and the Borrower shall pay the Availability Fee upon delivery of such calculation by the Agent.

         13. Section 6.17 of the Loan and Security Agreement is hereby deleted.

         14. Section 9.2 of the Loan and Security Agreement is hereby amended by adding the following sentence at the end thereof: "Notwithstanding the foregoing, any failure of the Borrower to comply with the Marketing Ratio shall not be deemed an Event of Default hereunder."

         15. If at any time the Borrower shall fail to satisfy the Marketing Ratio, thereafter no further Receivables Loan Advances shall be made on the Loans.

         16. Except as modified hereby, the Loan and Security Agreement remains in full force and effect and is hereby ratified, remade and confirmed as if set forth in full herein.

         17. The execution and delivery of this Amendment No. 1 and all documents related thereto have been duly authorized by all necessary corporate action, and all such documents are valid, binding and enforceable in accordance with their terms.

         18. This Amendment shall be governed by and construed in accordance with the substantive law the Commonwealth of Massachusetts, without giving effect to the conflicts or choice of law provisions of Massachusetts or any other jurisdiction, and shall have the effect of a sealed instrument.


                                       SOVEREIGN BANK, as agent for itself and
                                       other lenders

                                       By: /s/ THOMAS J. MORRIS
                                          --------------------------
                                          Thomas J. Morris, Director



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                                       SOVEREIGN BANK


                                       By: /s/ THOMAS J. MORRIS
                                          ---------------------------
                                          Thomas J. Morris, Director


                                       LIBERTY BANK


                                       By: /s/ [ILLEGIBLE]
                                          ---------------------------
                                          Its SVP


                                       SILVERLEAF RESORTS, INC.


                                       By: /s/ ROBERT E. MEAD
                                          ---------------------------
                                          Its Chief Executive Officer



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List of Schedules and Exhibits

Schedule 1     Percentage of Commitment
Exhibit 1.6    Form of Borrowing Base Certificate